                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

       Date of Report (Date of earliest event reported) : December 1, 2000

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 IBM Z-2 TRUST)
             (Exact name of registrant as specified in its charter)

                  DELAWARE          333-29015              13-3891329
              (State or other      (Commission         (I. R. S. Employer
              jurisdiction  of      File Number)       Identification No.)
               incorporation)

           WORLD FINANCIAL CENTER,                            10281
             NEW YORK,  NEW YORK                           (Zip Code)
            (Address of principal
             executive offices)

                              --------------------------

          Registrant's telephone number, including area code: (212) 449-1000

                         INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               Not Applicable

ITEM 2.        ACQUISITION OF DISPOSITION OF ASSETS

               Not Applicable

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               Not Applicable

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               Not Applicable
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ITEM 5.        OTHER EVENTS

               99.1 Distribution to holders of the Public STEERS(R) Series 1998 IBM Z-2 Trust Class A Certificates on December 1, 2000.

ITEM 6.        RESIGNATION OF REGISTRANT'S DIRECTORS

               Not Applicable

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a)    Financial statements of business acquired.

                      Not applicable

               (b)    Pro forma financial information.

                      Not applicable.

               (c)    Exhibits.

                      99.1 Trustee's report in respect of the December 1, 2000 distribution to holders of the Public STEERS(R) Series 1998 IBM Z-2 Trust Class A Certificates.

ITEM 8.        CHANGE IN FISCAL YEAR

               Not Applicable.

ITEM 9.               SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

               Not Applicable

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            MERRILL LYNCH DEPOSITOR, INC.

        Date:  12/12/00                     By:    /s/ Barry N. Finkelstein
                                            Name:  Barry N. Finkelstein
                                            Title: President
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                                  EXHIBIT INDEX


               99.1 Trustee's report in respect of the December 1, 2000 distribution to holders of the Public STEERS(R) Series 1998 IBM Z-2 Trust Class A Certificates.